                                                                   EXHIBIT 10.16

                                LOAN AGREEMENT A


     THIS LOAN AGREEMENT (the "Agreement") is entered into as of this 1st day of August, 1997 by and between ASYST TECHNOLOGIES, INC., a California corporation (the "Company"), and TERRY MOSHIER ("Employee").

     WHEREAS, Employee has relocated to California to serve as the Company's Chief Operating Officer and President;

     WHEREAS, Employee has requested that the Company lend Employee Two Hundred Thousand Dollars ($200,000.00) for the purpose of assisting Employee's purchase of a new principal residence due to Company's transfer of Employee to a new principal place of work (within the meaning of Section 217(c) of the Internal Revenue Code of 1986, as amended (the "Code"))

     WHEREAS, the Company and Employee desire that the loan be exempt from
Section 7872 of the Code; and

     WHEREAS, the Company has agreed to provide Employee with the loan as additional consideration for Employee's services to the Company, which Company and Employee agree is a business or commercial purpose for making the loan.

     NOW THEREFORE, the parties hereto agree as follows:

     1. LOAN. The Company shall lend Employee a total of Two Hundred Thousand Dollars ($200,000.00) (the "Loan") upon the terms and conditions contained herein. The Loan shall be made on August 1st, 1997.

     2. CONDITION ON LOAN FOR PRINCIPAL RESIDENCE. The Loan shall be used only to purchase the new principal residence of Employee (the "Property").

     3. INTEREST. The Loan shall bear interest at a rate of four percent (4%) per annum, compounded annually for as long as you are an employee of the Company. Thereafter the Loan shall bear interest at a fixed rate of six and thirty-nine hundredths percent (6.39%) per annum or the maximum rate permitted by law, whichever is less, provided however that the interest rate shall not be less than the rate necessary to avoid the application of Code Section 7872.

     4. PROMISSORY NOTE. The Loan shall be made pursuant to a promissory note in the form attached hereto as Exhibit A (the "Note"). Employee shall execute the Note concurrently with the execution of this Agreement. All repayments of principal and interest with respect to the Loan shall be evidenced by notations made by the Company on the Note; provided, however, that the failure by the Company to make such notations shall not limit or otherwise affect the obligations of Employee with respect to the repayments of principal or payments of interest (if any) on the Loan.

     5. DEED OF TRUST WITH ASSIGNMENTS OF RENTS. Employee hereby agrees to secure the Loan pursuant to a second Deed of Trust on the Property in the form attached hereto as Deed of Trust With Assignment of Rents, which Deed of Trust shall be executed concurrently herewith by Employee and Employee's spouse.

     6. METHOD OF FUNDING. The Loan proceeds shall be advanced by check from the Company to Employee, which check shall be separate from Employee's regular paycheck.

     7. CONDITION ON FUTURE EMPLOYMENT. The Loan is conditioned on the future performance of substantial services by Employee.

     8. ITEMIZATION OF DEDUCTIONS. Employee certifies to the Company that Employee reasonably expects to be entitled to and will itemize deductions for each year the Loan is outstanding.

     9. REPAYMENT OF LOAN. The total outstanding principal amount and interest amount of the Loan shall become immediately due and payable in a single payment immediately upon the occurrence of any one or more of the following (the "Maturity Date"):

         a.  September 1, 2002;

         b. The nintieth (90th) day following the date of termination of Employee's employment with the Company for any reason;

         c. Employee defaults in the payment of principal or interest when due or any other default occurs under Employee's first mortgage or deed of trust on the Property, which default, with the passage of time or otherwise, would allow the lender thereunder to accelerate the payment of principal or interest or foreclose on the Property;

         d. The thirtieth (30th) day following the date of a sale of stock described in Section 10 below if the Company has not received the payment required under Section 10 by that date;

         e. The insolvency of Employee, including but not limited to a bankruptcy or insolvency proceeding having been instituted by or against him, or the appointment of a receiver for his property, or an assignment of his assets for the benefit of creditors; or

         f.  Sale or transfer of any interest in the Property.

     10. PREPAYMENT. The Employee may prepay the unpaid principal in whole or in part, without penalty, at any time, upon the payment of all unpaid interest accrued to the date of such prepayment.

     11. NON-TRANSFERABLE. The right of Employee to request and receive the Loan hereunder, as well as the benefits of the interest arrangement under this Agreement, shall not be assignable or otherwise transferable by Employee.

     12.  GENERAL PROVISIONS.

          a. This Agreement shall be governed by the laws of the State of California applicable to contracts made and performed in such state, without regard to principles of conflicts of laws.

          b. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or successor of the Company, to terminate Employee's employment for any reason or no reason, with or without cause, or to entitle Employee to any employment, position or title with the Company.

          c. This Agreement (including the Note and Deed of Trust referred to herein) contains the entire agreement between Employee and the Company on the terms of this loan, and is the complete, final, and exclusive embodiment of their agreement with regard to this loan. Employee and the Company each acknowledge and represent that this Agreement is entered into without reliance on any promise or representation other than those expressly contained herein and that this Agreement cannot be modified except in a writing signed by both parties.

         d. Except as otherwise specified herein, any notice, demand or request required or permitted to be given by either the Company or Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, three days after being deposited in the U.S. Mail, registered mail, return receipt requested, postage prepaid, or one business day after delivery to an overnight carrier service and addressed to the Company at its then current principal office and to Employee at the address listed for him on the Company's payroll records.

         e. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         f. Employee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purpose or intent of this Agreement.

         g. In the event of any litigation concerning this Agreement, the prevailing party shall be entitled to a reasonable sum for attorneys' fees, costs, and litigation expenses, whether or not such action is prosecuted to judgment. "Prevailing Party" includes without limitation a party who agrees to dismiss an action upon payment by the other party of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by that party. In the event that the Company is the Prevailing Party, the Company shall also be entitled to reasonable costs associated with the collection of the Loan.



     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

ASYST TECHNOLOGIES, INC.
a California corporation

By:  /s/ Douglas J. McCutcheon                     /s/ Terry L. Moshier
     -------------------------                     --------------------------
                                                   Terry Moshier


Title:  Senior Vice President
        ---------------------
        Chief Financial Officer
        -----------------------




Exhibits:
A - Promissory Note Secured by Deed of Trust
B - Short Form Deed of Trust and Assignment of Rents (Individual)

           DO NOT DESTROY THIS NOTE: WHEN PAID, THIS NOTE AND DEED OF
              TRUST SECURING IT MUST BE SURRENDERED TO TRUSTEE FOR
                 CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.


                            PROMISSORY NOTE SECURED
                                BY DEED OF TRUST


                                                        Dated:  August 1st, 1997


  FOR VALUE RECEIVED, Terry Moshier ("Maker"), unconditionally promises to pay Asyst Technologies, Inc. ("Holder") or order, at 48761 Kato Road, Fremont, California 94538 or such other place as Holder may from time to time designate, in lawful money of the United States, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00), together with interest, if any, and any amounts due thereon, payable in the manner set forth below. All capitalized terms used herein and not defined shall have the same meaning as in the Loan Agreement.

  This Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Loan Agreement dated as of even date herewith, by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented, the "Security Agreement"). All terms defined in the Security Agreement shall have the same definitions when used herein, unless otherwise defined herein.

  1. PAYMENT OF PRINCIPAL AND INTEREST. The principal and interest shall be discharged at the times and in the manner set forth in the Loan Agreement of even date between Maker and Holder.

  2. SECURITY. This Note is secured by a second deed of trust herewith from Maker and wife as trustor, naming Holder as beneficiary (the "Deed of Trust"), granting a security interest in certain real property located in the City of Saratoga, County of Santa Clara, California, as more particularly described therein (the "Property"). Maker hereby represents and warrants that, as of the date hereof (a) he and wife are the sole and lawful fee owner of the Property and (b) the fair market value of the Property exceeds the aggregate amount of all indebtedness secured by liens upon the Property.

  3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Holder, unless another place of payment shall be specified in writing by Holder.

  4.  DEFAULT AND REMEDIES.

      a. DEFAULT. Maker will be in default under this Note if (i) Maker fails to make any payment required under the Loan Agreement or this Note when due,
(ii) Maker breaches any other covenant or agreement under this Note, or (iii) Maker is in default of its obligations under the Deed of Trust, Loan Agreement or any other instrument securing or evidencing this Note.

      b. REMEDIES. Upon Maker's default, Holder may (i) upon written notice to Maker, declare the entire principal sum immediately due and payable and (ii) exercise any and all of the remedies provided under the Deed of Trust or at law or in equity.

      c. DEFAULT INTEREST. If any amount payable hereunder shall not be paid within ninety (90) days after the Maturity Date, at the option of Holder, the unpaid principal balance and accrued and unpaid interest thereon, shall immediately begin to accrue interest at a rate of six and thirty-nine hundredths percent (6.39%) or if less, the maximum interest rate then permitted by law, provided however that the interest rate shall not be less than the rate necessary to avoid the application of Section 7872 of the Internal Revenue Code of 1986, as amended, and Holder shall have all remedies available to it by law as a creditor hereunder.

  5. WAIVERS. Maker, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate, and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of Maker or any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, agreed to by Holder with any person now or hereafter liable for the payment of this Note, shall affect the original liability of Maker under this Note, even if Maker is not a party to such agreement.

  6. NOTICE. All notices or other communications required or given hereunder shall be in writing and shall be deemed effectively given when presented personally or on the date of receipt if sent by courier service or U.S. Mail (certified or registered, postage prepaid, return receipt requested) to the parties at the addresses given below or such other addresses as the parties may hereafter designate in writing. The date shown on the courier's confirmation of delivery or return receipt shall be conclusive as to the date of receipt.

                        Maker:    Terry Moshier
                                  Asyst Technologies, Inc.
                                  48761 Kato Road
                                  Fremont, California 94538

                        Holder:   Asyst Technologies, Inc.
                                  48761 Kato Road
                                  Fremont, California 94538
                                  Attention:  Chief Executive Officer

  7.  MISCELLANEOUS.

      a. Maker shall pay all costs, including, without limitation, reasonable attorneys' fees incurred by Holder in collecting the sums due hereunder.

      b. This Note may be modified only by a written agreement executed by Maker and Holder.

      c. This Note shall be governed by California law, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

      d. The terms of this Note shall inure to the benefit of and bind Maker and Holder and their respective heirs, legal representatives and successors and assigns.

      e. Time is of the essence with respect to all matters set forth in this Note.

      f. If this Note is destroyed, lost or stolen, Maker will deliver a new note to Holder on the same terms and conditions as this Note with a notation of the unpaid principal in substitution of the prior Note. Holder shall furnish to Maker reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Maker in connection with the replacement of this Note.

      g. If any provision of this Note shall be held to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Note.

      h. If this Note is now, or hereinafter shall be, signed by more than one party or person, it shall be the joint and several obligation of such parties or persons and shall be binding upon such parties and upon their respective successors and assigns.

      i. In the event of any litigation concerning this Agreement, the prevailing party shall be entitled to a reasonable sum for attorneys' fees, costs, and litigation expenses, whether or not such action is prosecuted to judgment. "Prevailing Party" includes without limitation a party who agrees to dismiss an action upon payment by the other party of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by that party. In the event that the Company is the Prevailing Party, the Company shall also be entitled to reasonable costs associated with the collection of the Loan.

  This Note may be prepaid in whole or in part, at any time, without penalty or premium, on any date prior to the Maturity Date.

  IN WITNESS WHEREOF, Maker has executed this Note as of the date and year first above written.

                                        MAKER:



                                        /s/ Terry L. Moshier
                                        --------------------------
                                        Terry Moshier

                                   Schedule A
                                   ----------

                              TRANSACTIONS ON NOTE

        Interest    Interest
Date    Paid To       Paid       Advances       Payments        Balance


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